Exhibit 99.1

AUTOMD, INC.

COMMON STOCK PURCHASE AGREEMENT

OCTOBER 8, 2014

AUTOMD, INC.

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of October 8, 2014, by and among AUTOMD, INC., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the applicable Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of an aggregate of 9,000,000 shares of its Common Stock (the “Shares”);

WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AGREEMENT TO SELL AND PURCHASE.

1.1 Authorization of Shares. The Company has authorized the sale and issuance to Purchasers of the Shares. The Shares have been authorized pursuant to the Amended and Restated Certificate of Incorporation of the Company which has been filed with the Delaware Secretary of State on or about the date hereof (the “Restated Charter”).

1.2 Sale and Purchase. Subject to the terms and conditions hereof, at each Closing (as hereinafter defined) the Company hereby agrees to issue and sell to each Purchaser participating in such Closing, and each such Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser’s name on Exhibit A, at a purchase price of one dollar ($1.00) per share.

2. CLOSING, DELIVERY AND PAYMENT.

2.1 Initial Closing. The initial closing of the sale and purchase of the Shares under this Agreement (the “Initial Closing”) shall take place at 1:00 p.m. on the date hereof, at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA, 92121 or at such other time or place as the Company and Purchasers participating in the Initial Closing may mutually agree (such date is hereinafter referred to as the “Initial Closing Date”). At the Initial Closing, the Company shall sell and each such Purchaser shall purchase, severally and not jointly, the number of Shares set forth opposite such Purchaser’s name on Exhibit A under the heading “Initial Closing Schedule of Purchasers”.

2.2 Delivery. At the Initial Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Initial Closing by such Purchaser, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company.

2.3 U.S. Auto Parts Closing. If, at any time during the two years following the Initial Closing, the Board of Directors of the Company (the “Board”) determines in good faith that the Funding Milestone (as defined below) has been triggered by the Company, the Chief Executive Officer of the Company shall deliver a written notice (the “Funding Notice”) to U.S. Auto Parts Network, Inc. (“U.S. Auto Parts”), which Funding Notice shall certify that the Funding Milestone has occurred and shall specify the closing (the “Parts Closing” and together with the Initial Closing, each a “Closing”) of the purchase and sale of additional Shares to U.S. Auto Parts, such Parts Closing to occur no earlier than five and no later than 10 business days after the delivery of the Funding Notice (such date together with the Initial Closing Date, each a “Closing Date”). At the Parts Closing, the Company hereby agrees to issue and sell to U.S. Auto Parts, and U.S. Auto Parts agrees to purchase from the Company, the number of Shares set forth opposite U.S. Auto Parts’ name on Exhibit A under the heading “Parts Closing Schedule of Purchasers”. The sale of Shares made at the Parts Closing shall be made on the terms and conditions set forth in this Agreement, provided that (i) the representations and warranties of the Company and U.S. Auto Parts set forth in Section 3 below (and the Schedule of Exceptions) shall speak only as of the Initial Closing and the Company and U.S. Auto Parts shall have no obligation to update any such disclosures in connection with the Parts Closing and (ii) the representations and warranties of U.S. Auto Parts set forth in Section 4 hereof shall speak as of the Parts Closing. The Shares sold at the Parts Closing pursuant to this Section 2.3 shall be deemed to be “Shares” for all purposes under this Agreement and following the Parts Closing U.S. Auto Parts shall be deemed to be a “Purchaser” for all purposes under this Agreement. For purposes of this Section 2.3, the “Funding Milestone” shall mean the simultaneous occurrence of (i) the Company having less than $2,000,000 in cash and cash equivalents (as determined pursuant to United States generally accepted accounting principles) and (ii) the Company having less than 5,000 third parties (e.g., an automobile repair shop) that as part of their business install or replace automobile parts, that are approved by the Company as being permitted to submit a quotation displayed on the Company’s website in response to an end user’s query that provides a price quote for an auto repair service with respect to that end user’s automobile (such approved third parties, “Approved Company Repair Shops”); provided, however, that, notwithstanding the foregoing, on the date that is (i) the one year anniversary of this Agreement, the “Funding Milestone” shall mean the Company having less than 2,000 Approved Company Repair Shops (irrespective of the amount of cash and cash equivalents held by the Company on such date) and (ii) the two year anniversary of this Agreement, the “Funding Milestone” shall mean the Company having less than 5,000 Approved Company Repair Shops (irrespective of the amount of cash and cash equivalents held by the Company on such date). For the avoidance of doubt, the parties to this Agreement acknowledge and agree that following the date that is the two year anniversary of this Agreement, the Funding Milestone cannot be triggered, and this Section 2.3 shall automatically terminate and be of no further force or effect, including, without limitation, the obligation of U.S. Auto Parts to purchase Shares at the Parts Closing.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Schedule of Exceptions delivered by the Company to Purchasers at the Initial Closing, each of the Company and U.S. Auto Parts jointly and severally hereby represents and warrants to each Purchaser as of the date of this Agreement as set forth below.

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Investor Rights Agreement to be executed on or about the date hereof (the “Investor Rights Agreement”), the Right of First Refusal and Co-Sale Agreement to be executed on or about the date hereof (the “Co-Sale Agreement”) and the Voting Agreement to be executed on or about the date hereof (the “Voting Agreement”, and together with the Investor Rights Agreement and the Co-Sale Agreement, the “Related Agreements”), to issue and sell the Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated Charter and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, partnership, limited liability company or other business entity. The Company is not a participant in any joint venture, partnership, limited liability company or similar arrangement. Since its inception, the Company has not consolidated or merged with, acquired all or substantially all of the assets of, or acquired the stock of or any interest in any corporation, partnership, limited liability company or other business entity.

3.3 Capitalization; Voting Rights.

(a) The authorized capital stock of the Company, immediately prior to the Initial Closing, consists of 21,500,000 shares of Common Stock, par value $0.001 per share, 12,500,000 shares of which are issued and outstanding.

(b) Except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(c) All issued and outstanding shares of the Company’s Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d) When issued in compliance with the provisions of this Agreement and the Restated Charter, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than (i) liens and encumbrances created or imposed upon by the Purchasers and (ii) any restriction on transfer contained in the bylaws; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at each Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws.

3.5 Agreements; Action.

(a) Except for agreements explicitly contemplated hereby (including agreements with any Purchaser to be executed concurrently with this Agreement), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, affiliates or any affiliate thereof.

(b) Other than as set forth on Schedule 3.5(b), there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) future obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000, or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses by the Company of “off the shelf” or other standard products).

(c) The Company has not (i) accrued, declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

3.6 Obligations to Related Parties. Except for agreements explicitly contemplated hereby (including agreements with any Purchaser to be executed concurrently with this Agreement), there are no obligations of the Company to officers, directors, stockholders, or employees of the Company or U.S. Auto Parts other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees.

3.7 Changes. Since December 31, 2013, there has not been to the Company’s knowledge:

(a) Any change in the assets, liabilities, financial condition or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

(b) Any material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(c) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(d) Any waiver by the Company of a valuable right or of a material debt owed to it;

(e) Any sale, assignment, or exclusive license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(f) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

(g) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition or operations of the Company; or

(h) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (g) above.

3.8 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, and (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company.

3.9 Intellectual Property.

(a) Other than as set forth in Schedule 3.9(a), to the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business in all material respects as now conducted and as presently proposed to be conducted, without any infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

(b) Other than as set forth in Schedule 3.9(b), the Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

3.10 Compliance with Other Instruments. The Company is not in violation or default of any term of its charter documents, as amended, or of any provision of any mortgage, indenture, contract, lease, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.11 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company that would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company or that questions the validity of this Agreement or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3.12 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. No employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company. To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. There are no actions pending, or to the Company’s knowledge, threatened, by any former or current employee concerning such person’s employment by the Company.

3.13 Registration Rights and Voting Rights. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act of 1933, as amended (the “Securities Act”), any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued. To the Company’s knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

3.14 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the issuance of the Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Initial Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets, properties or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

3.15 Environmental and Safety Laws. The Company has never been and is not in violation of any applicable statute, law, regulation or order relating to the environment, hazardous waste, toxic materials, or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

3.16 Foreign Corrupt Practices Act. None of the Company, or, to the knowledge of the Company, any employee, Company representative or other person associated with or acting on behalf of the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence, payment, kickback or other similar unlawful payment to any officer or employee of any governmental entity, a member of a foreign political party or a candidate for political office in a foreign country for the purpose of influencing any act or decision of any such person acting in his or her official capacity or inducing the person to do or omit to do any action in violation of his or her lawful duty, inducing such person to use his or her influence with any government to affect or influence any act or decision of such government or instrumentality, in order to assist the Company to obtain or retain business for or with any person.

3.17 ERISA. In all material respects, each Company Employee Plan (as defined below) has been established and maintained in accordance with its terms and in compliance with all applicable legal requirements, including but not limited to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Internal Revenue Code of 1986, as amended (the “Code”). The Company does not sponsor any Company Employee Plan intended to be qualified under Section 401(a) of the Code or any trust intended to qualify under Section 501(a) of the Code. No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan that would reasonably be expected to result in any material liability. There are no current actions, suits or claims pending, or, to the knowledge of the Company, threatened in writing or reasonably anticipated against any Company Employee Plan or against the assets of any Company Employee Plan. There are no material audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened in writing by any governmental entity with respect to any Company Employee Plan. For purposes of this Agreement, “Company Employee Plan” shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, change of control payments, termination pay, commission pay, incentive or bonus pay, retention pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each “employee benefit plan,” within the meaning of Section 3(3) of ERISA which is currently maintained, contributed to, or required to be contributed to, by the Company for the benefit of any employee of the Company.

3.18 Offering Valid. Assuming the accuracy of the representations and warranties of Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

Each Purchaser (including U.S. Auto Parts with respect to the Parts Closing) hereby represents and warrants to the Company, severally and not jointly, to be true on and as of the applicable Closing Date (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in Article 3 hereof):

4.1 Requisite Power and Authority. Purchaser has all necessary power and authority to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements has been taken. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable law.

4.2 Investment Representations. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

(a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

(b) Acquisition for Own Account. Purchaser is acquiring the Shares for Purchaser’s own account for investment only, and not with a view towards their distribution.

(c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management’s, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(e) Company Information. Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(f) Rule 144. Purchaser acknowledges and agrees that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(g) Residence. If Purchaser is an individual, then Purchaser resides in the state or province identified in the address of Purchaser set forth on Exhibit A; if Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of Purchaser in which its investment decision was made is located at the address or addresses of Purchaser set forth on Exhibit A.

(h) Bad Actor. Each Purchaser is not a “bad actor” as such term is described in Rule 506(d) under the Securities Act.

(i) Foreign Investors. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Company’s offer and sale and Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

4.3 Transfer Restrictions. Each Purchaser acknowledges and agrees that the Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

5. CONDITIONS TO CLOSING.

5.1 Conditions to Purchasers’ Obligations at Initial Closing. Each Purchaser’s obligation to purchase the Shares at the Initial Closing is subject to the satisfaction, at or prior to the Initial Closing, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company and U.S. Auto Parts in Section 3 hereof shall be true and correct in all material respects as of the Initial Closing Date with the same force and effect as if they had been made as of the Initial Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Initial Closing.

(b) Legal Investment. On the Initial Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

(c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements.

(d) Filing of Restated Charter. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Initial Closing Date.

(e) Corporate Documents. The Company shall have delivered to Purchasers or their counsel copies of all corporate documents of the Company as Purchasers shall reasonably request.

(f) Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by the parties thereto.

(g) Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by the parties thereto.

(h) Voting Agreement. The Voting Agreement shall have been executed and delivered by the parties thereto.

(i) Board of Directors. Upon the Initial Closing, the authorized size of the Board shall be four members and the Board shall consist of Sol Khazani, Robert J. Majteles, Joshua L. Berman and Fredric W. Harman.

(j) Marketing Agreement. A Marketing Agreement mutually agreeable to both the Company and Muzzy-Lyon Auto Parts, Inc. (the “Marketing Agreement”), shall have been executed and delivered by the parties thereto.

(k) Services Agreement. A Services Agreement mutually agreeable to both the Company and U.S. Auto Parts (the “Services Agreement”), shall have been executed and delivered by the parties thereto.

(l) Due Diligence. Each Purchaser shall have completed legal and business due diligence with respect to the Company, and the results of such diligence are satisfactory to each Purchaser.

(m) No Material Adverse Change. No Material Adverse Change shall have occurred as of the Initial Closing Date. For purposes of this subsection (m), “Material Adverse Change” shall mean any event, circumstance or condition that has had or could reasonably be expected to have a material and adverse effect on (a) the business, financial condition or prospects of the Company, taken as a whole, (b) the ability of Company to perform its obligations under this Agreement or the documents and agreements to be executed in connection herewith, or (c) the rights and remedies of Purchasers under this Agreement or the documents and agreements to be executed in connection herewith.

(n) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchasers and their special counsel, and Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

5.2 Conditions to Obligations of the Company at Initial Closing. The Company’s obligation to issue and sell the Shares at the Initial Closing is subject to the satisfaction, on or prior to the Initial Closing Date of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct in all material respects at the date of the Initial Closing Date, with the same force and effect as if they had been made on and as of said date.

(b) Performance of Obligations. Each Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by such Purchaser on or before the Initial Closing Date.

(c) Filing of Restated Charter. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware and shall be effective.

(d) Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by the parties thereto.

(e) Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by the parties thereto.

(f) Voting Agreement. The Voting Agreement shall have been executed and delivered by the parties thereto.

(g) Marketing Agreement. The Marketing Agreement shall have been executed and delivered by the parties thereto.

(h) Services Agreement. The Services Agreement shall have been executed and delivered by the parties thereto.

(i) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Initial Closing Date).

5.3 Conditions to U.S. Auto Parts Obligations at Parts Closing. U.S. Auto Parts’ obligation to purchase the Shares at the Parts Closing is subject to the satisfaction, at or prior to the Parts Closing Date, of the following conditions:

(a) Legal Investment. On the Parts Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which U.S. Auto Parts and the Company are subject.

5.4 Conditions to Obligations of the Company at Parts Closings. The Company’s obligation to issue and sell the Shares at the Parts Closing Date is subject to the satisfaction, on or prior to the Parts Closing Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by U.S. Auto Parts in Section 4 hereof shall be true and correct in all material respects at the date of the Parts Closing, with the same force and effect as if they had been made on and as of said date.

(b) Performance of Obligations. U.S. Auto Parts shall have performed and complied with all agreements and conditions herein required to be performed or complied with by U.S. Auto Parts on or before the Parts Closing Date.

With respect to this Section 5, neither the Purchasers nor the Company may rely, as a basis for not consummating the applicable Closing, on the failure of any condition set forth in Section 5.1, Section 5.2, Section 5.3 or Section 5.4, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement or failure in any material respect to use the commercially reasonable standard of efforts required from such party to consummate the transactions contemplated hereby.

6. MISCELLANEOUS.

6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in New York, New York.

6.2 Use of Proceeds. Unless otherwise approved by the Board, the Company shall use the proceeds from the sale of the Shares for general operating purposes.

6.3 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. The representations, warranties, covenants and obligations of the

Company, and the rights and remedies that may be exercised by the Purchasers, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Purchasers or any of their representatives.

6.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

6.5 Entire Agreement. This Agreement and the exhibit hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

6.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.7 Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Shares under this Agreement may be waived, only upon the written consent of the Company and holders of at least a majority of the Shares purchased pursuant to this Agreement; provided, however, that any amendment or modification of Section 2.3 or the “Parts Closing Schedule of Purchasers” on Exhibit A shall require the written consent of (i) the Company, (ii) the holders of at least a majority of the Shares purchased pursuant to this Agreement and (iii) U.S. Auto Parts.

6.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Charter, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Charter or any waiver on such party’s part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Charter must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Charter, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.9 Waiver of Conflicts. Each party to this Agreement acknowledges that Cooley LLP (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.

6.10 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, with written verification of receipt, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Exhibit A attached hereto or at such other address or electronic mail address as the Company or Purchaser may designate by 10 days advance written notice to the other parties hereto.

6.11 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

6.12 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.14 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.14 being untrue.

6.15 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

6.16 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.17 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

IN WITNESS WHEREOF, the parties hereto have executed the COMMON STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:		PURCHASERS:

AUTOMD, INC.		MUZZY-LYON AUTO PARTS, INC.

By:	/s/ Tracey Virtue	By:	/s/ Michelle Taigman

Name:	Tracey Virtue	Name:	Michelle Taigman

Title:	President	Title:	Assistant Secretary

Address:

OAK INVESTMENT PARTNERS XI, LIMITED PARTNERSHIP

By: Oak Associates XI, LLC, its General Partner

		By:	/s/ Fred Harman

Name: Fred Harman

Title: Managing Member

MANHEIM INVESTMENTS, INC.

		By:	/s/ Joseph Luppino

		Name:	Joseph Luppino

		Title:	Senior Vice President

In Witness Whereof, the parties hereto have executed the COMMON STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

PURCHASERS:

SOL KHAZANI LIVING TRUST

By:	/s/ Sol Khazani

Name:	Sol Khazani

Title:	Trustee

U.S. AUTO PARTS NETWORK, INC.

By:	/s/ Shane Evangelist

Name:	Shane Evangelist

Title:	CEO

EXHIBIT A

INITIAL CLOSING SCHEDULE OF PURCHASERS

NAME AND ADDRESS	SHARES	AGGREGATE PURCHASE PRICE
MUZZY-LYON AUTO PARTS, INC.	3,000,000	$3,000,000
26555 Northwestern Highway
Southfield, MI 48033
Attn: General Counsel
MANHEIM INVESTMENTS, INC.	2,000,000	$2,000,000
6205 Peachtree Dunwoody Road
Atlanta, Georgia 30328
Attn: General Counsel
OAK INVESTMENT PARTNERS XI, L.P.	1,500,000	$1,500,000
525 University Avenue
Suite 1300
Palo Alto, CA 94301
Attn: Fred Harman / Craig Lang
SOL KHAZANI LIVING TRUST	500,000	$500,000
578 Washington Blvd#854
Marina Del Rey, Ca 90292
TOTAL:	7,000,000	$7,00,000

PARTS CLOSING SCHEDULE OF PURCHASERS

NAME AND ADDRESS	SHARES	AGGREGATE PURCHASE PRICE
U.S. AUTO PARTS NETWORK, INC.	2,000,000	$2,000,000
16941 Keegan Avenue
Carson, California 90746
Attn: General Counsel